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                                                                  EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the American Retirement Corporation 401(k) Retirement Plan (the "Plan") on Form 11-K for the fiscal year ending December 31, 2002 as filed with the Securities and Exchange Commission on June 27, 2003 (the "Report"), I, W.E. Sheriff, Chairman and Chief Executive Officer of American Retirement Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ W.E. Sheriff
-------------------------------------
W.E. Sheriff
Chairman and Chief Executive Officer
June 27, 2003

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO AMERICAN RETIREMENT CORPORATION AND WILL BE RETAINED BY AMERICAN RETIREMENT CORPORATION AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.




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